                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           --------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) - December 22, 1996


                         FLORIDA PANTHERS HOLDINGS, INC.
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Florida                        0-21435              65-0676005
         -------                        -------              ----------
(State or Other Jurisdiction          (Commission          (IRS Employer of
     of Incorporation)                File Number)        Identification No.)



100 Northeast Third Avenue, Second Floor, Fort Lauderdale, FL       33301
-------------------------------------------------------------       -----
(Address of Principal Executive Offices)                          (Zip Code)


(Registrant's Telephone Number, Including Area Code)   (954) 768-1900
---------------------------------------------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address; if Changed Since Last Report)

                              Page 1 of ___ pages.
                           Exhibit Index at Page ___.

Item 5.           Other Events.

         On December 22, 1996, Florida Panthers Holdings, Inc. (the "Company") entered into two definitive agreements (the "Exchange Agreements"), relating to the acquisition by the Company of direct and indirect ownership interests in each of the Hyatt Regency Pier 66 Resort & Marina and the Radisson Bahia Mar Beach Resort, in exchange for 4,450,000 shares and 3,950,000 shares of Panthers Class A Common Stock, respectively (together the "Exchanges").

         The consummation of each of the Exchanges is subject to various conditions as set forth in the respective Exchange Agreements, including obtaining the approval of the holders of a majority of the shares of the Company's Common Stock entitled to vote thereon. The consummation of each of the Exchanges is contingent upon the consummation of the other Exchange.

         The press release dated December 22, 1996, set forth in Exhibit 99 hereto, contains forward-looking statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including, without limitation, the effect of economic and market conditions in markets served by the Company, as well as other risks detailed from time to time in the Company's reports filed with the Securities and Exchange Commission.

Item 7.           Financial Statement and Exhibits

                  (c)      Exhibits.

                                                                                                 Sequential
      Exhibit No.                                Description                                    Page Number
      -----------                                -----------                                    -----------

           99            Press Release dated December 22, 1996.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FLORIDA PANTHERS HOLDINGS, INC.

December 23, 1996
                             By:  /s/ Steven M. Dauria
                                -------------------------------
                                      Steven M. Dauria
                                      Vice President and Chief Financial Officer



                                        3